Exhibit 2.1

(Translation)

(Front Side)

SHARE CERTIFICATE

OF

NOMURA HOLDINGS, INC.

-Share Certificate

Name of Company: Nomura Holdings, Inc.

Date of Incorporation: December 25, 1925

This is to certify that the person last named on the reverse side hereof is the owner of the above number of common stock of this Company.

/s/ NOBUYUKI KOGA

Nobuyuki Koga
President & Chief Executive Officer
Nomura Holdings, Inc.

(Reverse Side)

Shareholder					Certificate Issued on:
	Name of Shareholder	Date of Registration	Seal of Certification		Name of Shareholder	Date of Registration	Seal of Certification
1				4
2				5
3				6

NOMURA HOLDINGS, INC.

(Front Side)

SHARE CERTIFICATE

OF

NOMURA HOLDINGS, INC.

One Thousand Shares

Name of Company: Nomura Holdings, Inc.

Date of Incorporation: December 25, 1925

This is to certify that the person last named on the reverse side hereof is the owner of One Thousand Shares of common stock of this Company.

/s/ NOBUYUKI KOGA

Nobuyuki Koga
President & Chief Executive Officer
Nomura Holdings, Inc.

(Reverse Side)

Shareholder					Certificate Issued on:
	Name of Shareholder	Date of Registration	Seal of Certification		Name of Shareholder	Date of Registration	Seal of Certification
1				4
2				5
3				6

NOMURA HOLDINGS, INC.

(Front Side)

SHARE CERTIFICATE

OF

NOMURA HOLDINGS, INC.

Ten Thousand Shares

Name of Company: Nomura Holdings, Inc.

Date of Incorporation: December 25, 1925

This is to certify that the person last named on the reverse side hereof is the owner of Ten Thousand Shares of common stock of this Company.

/s/ NOBUYUKI KOGA

Nobuyuki Koga
President & Chief Executive Officer
Nomura Holdings, Inc.

(Reverse Side)

Shareholder					Certificate Issued on:
	Name of Shareholder	Date of Registration	Seal of Certification		Name of Shareholder	Date of Registration	Seal of Certification
1				4
2				5
3				6

NOMURA HOLDINGS, INC.

(Front Side)

SHARE CERTIFICATE

OF

NOMURA HOLDINGS, INC.

One Hundred Thousand Shares

Name of Company: Nomura Holdings, Inc.

Date of Incorporation: December 25, 1925

This is to certify that the person last named on the reverse side hereof is the owner of One Hundred Thousand Shares of common stock of this Company.

/s/ NOBUYUKI KOGA

Nobuyuki Koga
President & Chief Executive Officer
Nomura Holdings, Inc.

(Reverse Side)

Shareholder					Certificate Issued on:
	Name of Shareholder	Date of Registration	Seal of Certification		Name of Shareholder	Date of Registration	Seal of Certification
1				4
2				5
3				6

NOMURA HOLDINGS, INC.